                                                           Exhibit 25(a)




                             POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert P. Hauptfuhrer and Edward W. Moneypenny, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities with Oryx Energy Company, in its capacity as managing general partner of Sun Energy Partners, L.P., to sign the Annual Report of Sun Energy Partners, L.P. for the fiscal year ended December 31, 1993 on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and any or all amendments to the Annual Report and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

          Signature                  Title                         Date
          ---------                  -----                         ----
/s/ Robert P. Hauptfuhrer     Chairman of the Board,           March 3, 1994
- --------------------------    Chief Executive Officer
(Robert P. Hauptfuhrer)       and Director (principal
                              executive officer)


/s/   Robert L. Keiser        President, Chief Operating       March 3, 1994
- --------------------------    Officer and Director
(Robert L. Keiser)


/s/ Edward W. Moneypenney     Senior Vice President, Finance,  March 3, 1994
- --------------------------    and Chief Financial Officer
(Edward W. Moneypenney)       (principal financial officer)


/s/ Barry L. Strong           Comptroller (principal           March 3, 1994
- --------------------------    accounting officer)
(Barry L. Strong)


          Signature                  Title                         Date
          ---------                  -----                         ----
/s/ William E. Bradford       Director                         March 3, 1994
- --------------------------
(William E. Bradford)


/s/ Carol E. Dinkins          Director                         March 3, 1994
- --------------------------
(Carol E. Dinkins)


/s/ Robert B. Gill            Director                         March 3, 1994
- ---------------------------
Robert B. Gill


/s/ C. Jackson Grayson, Jr.   Director                         March 3, 1994
- ---------------------------
(C. Jackson Grayson, Jr.)


/s/ David S. Hollingsworth    Director                         March 3, 1994
- ---------------------------
(David S. Hollingsworth)


/s/ Charles H. Pistor, Jr.    Director                         March 3, 1994
- ---------------------------
(Charles H. Pistor, Jr.)


/s/ Paul R. Seegers           Director                         March 3, 1994
- ---------------------------
(Paul R. Seegers)


/s/ Ian L. White-Thomson      Director                        March 3, 1994
- ----------------------------
(Ian L. White-Thomson)


                                                       Exhibit 25(b)


                            CERTIFICATE

   I, Frank B. Sweeney, hereby certify that I am Corporate Secretary of Oryx Energy Company, a Delaware corporation, and that the following is a true and correct copy of resolution adopted by the Board of Directors of Oryx Energy Company on the 3rd day of March, 1994:

   RESOLVED that the Annual Report of Sun Energy Partners, L.P. ("MLP") to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 1993, prepared and to be filed by the Company as managing general partner of the MLP, is hereby approved in the form presented to this meeting as Exhibit D, subject to such revisions or amendments as may be approved by the Senior Vice President, Finance, and Chief Financial Officer or the Comptroller to assure compliance with applicable laws and regulations, and that said officers or either of them is hereby authorized to sign the Form 10-K on behalf of the Company.

   I further certify that this resolution has not been revoked or amended, and is now in full force and effect.

   Executed this 3rd day of March, 1994.




                                 /s/ Frank B. Sweeney
                                 --------------------
                                 FRANK B. SWEENEY